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                                                                    Exhibit 4.5



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                                     [LOGO]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                           TD WATERHOUSE GROUP, INC.

THIS CERTIFIES THAT Waterhouse Investor Services, Inc. IS THE OWNER OF ONE (1) SHARES OF THE Special Voting Preferred Stock, par value $0.01 per share, of
TD Waterhouse Group, Inc. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

IN WITNESS WHEREOF THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE SEAL OF THE CORPORATION

                            THIS                  DAY OF              A.D. 1999
                                 ----------------        ------------



                                     [SEAL]



_______________________________                  _______________________________
Richard H. Neiman                                Stephen D. McDonald
Secretary                                        Chief Executive Officer
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FOR VALUE RECEIVED            HEREBY SELL, ASSIGN AND TRANSFER UNTO
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NOTICE THE SIGNATURES OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE


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                                                                          SHARES
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REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND
APPOINT

                                                                       ATTORNEY
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TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH
FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED
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          IN PRESENCE OF


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